UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

LAWSON SOFTWARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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Beginning April 26, 2011, Lawson Software, Inc. distributed the following materials, each of which is attached hereto and is incorporated herein by reference:

•      Employee Letter (Exhibit 1)

•      Employee FAQ (Exhibit 2)

•      Customer Letter (Exhibit 3)

•      Customer FAQ (Exhibit 4)

•      Partner Letter (Exhibit 5)

•      Partner FAQ (Exhibit 6)

Exhibit 1

April 26, 2011

Dear Colleagues:

Today we announced that Lawson has signed a definitive agreement to be acquired by GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor, in a transaction valued at approximately $2 billion. Today’s announcement marks the culmination of our evaluation of strategic alternatives and review and negotiation of the proposal from Golden Gate and Infor, that began prior to, and was later publicly confirmed in our press release on, March 11, 2011.

Golden Gate is a private equity firm with $9 billion in capital under management. Golden Gate is very familiar with our industry as they are one of the most active software investors in the world, having acquired many top software companies, including Infor.

I believe that this transaction, which will take Lawson private, delivers immediate and meaningful value for our stockholders and creates opportunities to leverage the benefits of a larger organization. On behalf of the board and Lawson’s leadership team, I want to express our deep appreciation to you for your passion and dedication, which have been key factors in making Lawson the great company it is today.

We expect the transaction to close in the third calendar quarter of 2011. Until that time, Lawson will continue to operate independently, as we have been, and it will remain business as usual for all of us. This means we will continue with the FY11 performance assessment process and FY12 goal setting, and we can assure our customers that the planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products. Furthermore, we do not expect there to be any changes to their current sales coverage or ordering practices.

As such, it is important for everyone to continue doing the outstanding jobs you all perform each and every day. I ask each of you to remain focused on delivering the exceptional products, services and experience our customers deserve and expect from us.

I realize that you likely have questions about what this announcement means for you. At this point, we are very early in the process and there is a lot of work ahead that our companies need to accomplish in order to answer all of your questions fully. A copy of today’s press release is attached, as well as “frequently asked questions” regarding the announcement. In addition, we plan to hold an all-employee meeting/conference call and webcast later this week.

Today’s announcement is also likely to create outside interest in the Company and it is crucial that Lawson speaks with one voice. Consistent with our existing policy, in the event that you are contacted by members of the media or investment community regarding this transaction, please refer those inquiries immediately to Barbara Doyle in Investor Relations at (651) 767-4385 or Terry Blake in Corporate Communications at (651) 767-4766.

Sincerely,

Harry Debes

President and Chief Executive Officer

1

Forward-Looking Statements

This communication contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management. Such forward-looking statements, including statements regarding the merger, are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include but are not limited to: the risk that the merger may not be completed on a timely basis, if at all; the conditions to the consummation of the merger may not be satisfied; the risk that the merger may involve unexpected costs, liabilities or delays; the risk that expected benefits of the merger may not materialize as expected; the risk that, prior to the completion of the merger, Lawson’s business may experience significant disruptions, including loss of customers or employees, due to transaction-related uncertainty or other factors; the possibility that legal proceedings may be instituted against Lawson and/or others relating to the merger and the outcome of such proceedings; the possible occurrence of an event, change or other circumstance that could result in termination of the merger agreement; uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; changes in conditions in Lawson’s targeted industries; the outcome of pending litigation and other risk factors listed in Lawson’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this communication.

Additional Information and Where To Find It

In connection with the merger, Lawson intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Lawson will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF LAWSON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT LAWSON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAWSON AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by Lawson with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Lawson’s website, www.lawson.com, or by contacting Investor Relations by phone at 651-767-4890, by email at investor@lawson.com or by mail at 380 St. Peter Street, St. Paul, MN 55102.

Lawson and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lawson’s stockholders with respect to the merger. Information about Lawson’s directors and executive officers and their ownership of Lawson’s common stock is set forth in the proxy statement for Lawson’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 31, 2010. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

# # #

2

Exhibit 2

Lawson Employee FAQ

1.              What did the company announce?

Today we announced that Lawson has signed a definitive agreement to be acquired by GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor, in a transaction valued at approximately $2 billion.

This transaction marks the culmination of Lawson’s evaluation of strategic alternatives and review and negotiation of the proposal from Golden Gate and Infor that began prior to, and was later publicly confirmed in our press release on, March 11, 2011.

2.              Who is Golden Gate Capital? Who is Infor? Who is GGC Software Holdings? How are they all related?

Golden Gate Capital is a San Francisco-based private equity investment firm with approximately $9 billion of capital under management. Golden Gate is dedicated to partnering with world-class management teams to invest in change-intensive, growth businesses. The principals of Golden Gate have a long and successful history of investing with management partners across a wide range of industries and transaction types, including leveraged buyouts, recapitalizations, corporate divestitures and spin-offs, build-ups and venture stage investing. To learn more about Golden Gate, please visit: www.goldengatecap.com.

Based in Alpharetta, Georgia, Infor is a leading provider of business software and services, helping 70,000 customers in 125 countries improve operations and drive growth. To learn more about Infor, please visit www.infor.com.

GGC Software Holdings, Inc. is an affiliate of both Golden Gate and Infor and is the company that will acquire Lawson.

3.              What is the timeframe and next steps in the process?

The company expects the transaction to close in the third calendar quarter of 2011, subject to customary closing conditions including the approval of Lawson’s stockholders and regulatory approvals.

Until the transaction closes, Lawson will remain a separate and independent company.

4.              What are Golden Gate and Infor’s plans for Lawson?

Golden Gate and Infor will be communicating their plans for Lawson in the future.

5.              Will there be any change to Lawson’s workforce as a result of the transaction?

Until the transaction closes, which we expect to occur in the third calendar quarter of 2011, Lawson will remain a separate and independent company. There are no current plans for organizational changes, including layoffs or reductions-in-force, prior to close, and it should be business as usual for all of us at Lawson.

This means we will continue with the FY11 performance assessment process and FY12 goal setting, and we can assure our customers that the planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products. Furthermore, we do not expect there to be any changes to their current sales coverage or ordering practices.

During this period it is important for everyone to continue focusing on your tasks at hand and delivering the industry-leading products and services our customers expect from Lawson.

6.              Will there be new career opportunities for employees?

In connection with integration planning, some employees may be offered the opportunity to change jobs or responsibilities at close. The planning for those decisions will be conducted between sign and close, and our leadership and the HR team will hold any related discussions with employees at the appropriate time.

When we have more information about the integration plan, we will communicate with any employees who may be offered different positions as appropriate throughout the planning process.

7.              Will any employees be asked to relocate?

Lawson’s management is not currently aware of any plans to relocate Lawson employees as a result of this transaction.

8.              What are the plans for the combination of our businesses?

For purposes of complying with applicable laws and regulations, it is important that we do not implement the integration until after close. Therefore, please understand that until close we will continue to be in a planning phase, and any changes that are discussed will be contingent upon closing this transaction.

9.              What will happen to my stock options/awards and/or RSUs? Incentive Plans? Performance Reviews?

Upon closing of the transaction, all outstanding vested and unvested options will be cashed out at the difference between the strike price and the $11.25 per share purchase price. All out-of-the-money options will be cancelled without payment.

All outstanding unvested RSU time-based awards will also vest at the time the transaction closes. Those awards will be cashed out at the $11.25 per share purchase price.  The vesting of performance-based RSUs granted in FY11, which have multiple year performance periods (FY11, FY12 and FY13), will vest 75% (based on the closing of the acquisition in FY12), at the same cashed out price of $11.25 per share.

The transaction will have no effect on our current incentive plans. Eligibility to participate in an incentive plan continues according to the provisions of the plan. Details of actual incentive payments for FY11 will become available after Lawson’s fiscal year ends and results are finalized. FY12 incentive plans will be rolled out to employees beginning in June.

Lawson will continue with the FY11 performance assessment process and FY12 goal setting.

10.       What does this transaction mean for our customers? How does it affect customer contracts (annual maintenance/others)? Will this change a customer’s support? What should I tell them?

The planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products and we do not expect there to be any changes to customers’ current sales coverage or ordering practices.

We will be working closely with our customers to help make sure they understand the benefits we see in this transaction. It is important to remember that until the transaction closes, both companies will continue to operate as separate entities, and it is business as usual for all of us at Lawson.

11.       How will partners be affected by the acquisition of Lawson?

We will be working closely with our partners to help make sure they understand the benefits and opportunities we see in this transaction. As we move forward, our current partnership agreements will remain in place.

12.       Will any products or services be discontinued as a result of this transaction?

It is premature to speculate on what, if any, changes might be implemented after the transaction closes.

13.       What should employees expect in the coming months? What should I be working on until close?

Until the transaction is completed, Lawson will remain a separate and independent company. There are no current plans for organizational changes prior to close. As we work towards closing, it is as important as ever that we remain focused on delivering the industry-leading products and services our customers deserve and expect from Lawson.

This means we will continue with the FY11 performance assessment process and FY12 goal setting, and we can assure our customers that the planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products. Furthermore, we do not expect there to be any changes to their current sales coverage or ordering practices.

14.       What should I do if I am contacted by someone outside the Company?

Consistent with our existing policy, in the event that you are contacted by members of the media or investment community regarding this transaction, please refer those inquiries immediately to Barbara Doyle in Investor Relations at (651) 767-4385 or Terry Blake in Corporate Communications at (651) 767-4766.

15.       Where can employees obtain additional information?

We are in the early stages of integration planning, but we can assure you that we will make the best possible effort to keep you informed of important developments as we move forward. Further questions can be directed to “Ask Management” on the Globe.

Forward-Looking Statements

This communication contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management. Such forward-looking statements, including statements regarding the merger, are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include but are not limited to: the risk that the merger may not be completed on a timely basis, if at all; the conditions to the consummation of the merger may not be satisfied; the risk that the merger may involve unexpected costs, liabilities or delays; the risk that expected benefits of the merger may not materialize as expected; the risk that, prior to the completion of the merger, Lawson’s business may experience significant disruptions, including loss of customers or employees, due to transaction-related uncertainty or other factors; the possibility that legal proceedings may be instituted against Lawson and/or others relating to the merger and the outcome of such proceedings; the possible occurrence of an event, change or other circumstance that could result in termination of the merger agreement; uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; changes in conditions in Lawson’s targeted industries; the outcome of pending litigation and other risk factors listed in Lawson’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this communication.

Additional Information and Where To Find It

In connection with the merger, Lawson intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Lawson will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF LAWSON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT LAWSON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAWSON AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by Lawson with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Lawson’s website, www.lawson.com, or by contacting Investor Relations by phone at 651-767-4890, by email at investor@lawson.com or by mail at 380 St. Peter Street, St. Paul, MN 55102.

Lawson and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lawson’s stockholders with respect to the merger. Information about Lawson’s directors and executive officers and their ownership of Lawson’s common stock is set forth in the proxy statement for Lawson’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 31, 2010. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

# # #

Exhibit 3

April 26, 2011

Dear Valued Customer,

I am writing to let you know that today we announced that Lawson has signed a definitive agreement to be acquired by GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor, in a transaction valued at approximately $2 billion. Today’s announcement marks the culmination of the strategic alternatives process and review and negotiation of the proposal from Golden Gate and Infor that began prior to, and we later publicly confirmed in our press release on, March 11, 2011.  A copy of the press release that was issued this morning and a “frequently asked questions” document is attached for your convenience.

Golden Gate is a private equity firm with $9 billion in capital under management. Golden Gate is very familiar with our industry as they are one of the most active software investors in the world, having acquired many top software companies, including Infor. We will be working closely with Golden Gate and Infor to ensure a smooth transition.

We understand that an announcement of this nature might create some uncertainty, but please know that until the transaction closes, which we expect to happen in the third calendar quarter of 2011, both companies will continue to operate as separate entities, and it is business as usual for all of us at Lawson. We are grateful to you, our valued customers, who have been instrumental in Lawson’s growth and development over the years and remain dedicated as ever to continuing to serve your needs.

As always, if you have any questions, please do not hesitate to contact your Lawson account representative.

On behalf of everyone at Lawson, we appreciate your business and support and look forward to our continued relationship.

Sincerely,

Harry Debes

President and Chief Executive Officer

1

Forward-Looking Statements

This communication contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management. Such forward-looking statements, including statements regarding the merger, are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include but are not limited to: the risk that the merger may not be completed on a timely basis, if at all; the conditions to the consummation of the merger may not be satisfied; the risk that the merger may involve unexpected costs, liabilities or delays; the risk that expected benefits of the merger may not materialize as expected; the risk that, prior to the completion of the merger, Lawson’s business may experience significant disruptions, including loss of customers or employees, due to transaction-related uncertainty or other factors; the possibility that legal proceedings may be instituted against Lawson and/or others relating to the merger and the outcome of such proceedings; the possible occurrence of an event, change or other circumstance that could result in termination of the merger agreement; uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; changes in conditions in Lawson’s targeted industries; the outcome of pending litigation and other risk factors listed in Lawson’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this communication.

Additional Information and Where To Find It

In connection with the merger, Lawson intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Lawson will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF LAWSON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT LAWSON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAWSON AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by Lawson with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Lawson’s website, www.lawson.com, or by contacting Investor Relations by phone at 651-767-4890, by email at investor@lawson.com or by mail at 380 St. Peter Street, St. Paul, MN 55102.

Lawson and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lawson’s stockholders with respect to the merger. Information about Lawson’s directors and executive officers and their ownership of Lawson’s common stock is set forth in the proxy statement for Lawson’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 31, 2010. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

# # #

2

Exhibit 4

Lawson Customer FAQ

1.              What was announced today?

Today we announced that Lawson has signed a definitive agreement to be acquired by GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor, in a transaction valued at approximately $2 billion. The company expects the transaction to close in the third calendar quarter of 2011.

This transaction marks the culmination of the strategic alternatives process and review and negotiation of the proposal from Golden Gate and Infor that began prior to, and we later publicly confirmed in our press release on, March 11, 2011.

2.              Who is Golden Gate Capital? Who is Infor? Who is GGC Software Holdings? How are they all related?

Golden Gate Capital is a San Francisco-based private equity investment firm with approximately $9 billion of capital under management. Golden Gate is dedicated to partnering with world-class management teams to invest in change-intensive, growth businesses. The principals of Golden Gate have a long and successful history of investing with management partners across a wide range of industries and transaction types, including leveraged buyouts, recapitalizations, corporate divestitures and spin-offs, build-ups and venture stage investing. To learn more about Golden Gate, please visit: www.goldengatecap.com.

Based in Alpharetta, Georgia, Infor is a leading provider of business software and services, helping 70,000 customers in 125 countries improve operations and drive growth. To learn more about Infor, please visit www.infor.com.

GGC Software Holdings, Inc. is an affiliate of both Golden Gate and Infor and is the company that will acquire Lawson.

3.              How does this transaction affect Lawson customers? Will there be any changes?

The planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products and we do not expect there to be any changes to customers’ current sales coverage or ordering practices.

Golden Gate has a long track record of making acquisitions and successfully integrating operations, including numerous public-to-private transactions. We will be working closely with Golden Gate and Infor to ensure a smooth transition.

It is important to remember that until the transaction closes, both companies will continue to operate as separate entities, and it is business as usual at Lawson.

4.              What are Golden Gate and Infor’s plans for Lawson?

Golden Gate and Infor will be communicating their plans for Lawson in the future.

1

5.              What will happen to Lawson’s products?

The planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products and we do not expect there to be any changes to your current sales coverage or ordering practices.

6.              Should Lawson customers continue to contact their regular representative?

Yes, until the transaction closes, Lawson will continue to operate as a separate entity, and it is business as usual at Lawson. Your day-to-day customer contacts will remain the same, and we expect a smooth integration for all stakeholders. Our top priority is to continue providing you with the same industry-leading products, services and superior customer experience you expect from Lawson.

7.              Should Lawson customers continue to pay their upcoming maintenance fees?

We expect the transaction to close in the third calendar quarter of 2011. Until that time, both companies will continue to operate as separate entities, and it is business as usual at Lawson. All maintenance fees should be paid, as billed. Any future changes to your payments will be communicated in due course.

8.              Will there be changes to corporate contracts as a result of this announcement?

Not at this time. Until the transaction closes, Lawson will continue to operate as a separate entity, and it is business as usual at Lawson. All maintenance and other contracts will continue in full force and effect.

9.              Where can I find additional information?

As we move through this process, we will continue to keep you updated on important developments. As always, if you have any questions please do not hesitate to reach out to your Lawson account executive.

2

Forward-Looking Statements

This communication contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management. Such forward-looking statements, including statements regarding the merger, are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include but are not limited to: the risk that the merger may not be completed on a timely basis, if at all; the conditions to the consummation of the merger may not be satisfied; the risk that the merger may involve unexpected costs, liabilities or delays; the risk that expected benefits of the merger may not materialize as expected; the risk that, prior to the completion of the merger, Lawson’s business may experience significant disruptions, including loss of customers or employees, due to transaction-related uncertainty or other factors; the possibility that legal proceedings may be instituted against Lawson and/or others relating to the merger and the outcome of such proceedings; the possible occurrence of an event, change or other circumstance that could result in termination of the merger agreement; uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; changes in conditions in Lawson’s targeted industries; the outcome of pending litigation and other risk factors listed in Lawson’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this communication.

Additional Information and Where To Find It

In connection with the merger, Lawson intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Lawson will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF LAWSON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT LAWSON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAWSON AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by Lawson with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Lawson’s website, www.lawson.com, or by contacting Investor Relations by phone at 651-767-4890, by email at investor@lawson.com or by mail at 380 St. Peter Street, St. Paul, MN 55102.

Lawson and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lawson’s stockholders with respect to the merger. Information about Lawson’s directors and executive officers and their ownership of Lawson’s common stock is set forth in the proxy statement for Lawson’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 31, 2010. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

# # #

3

Exhibit 5

April 26, 2011

Re: Announced agreement to be acquired by GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor

Dear Lawson Partners,

I am pleased to inform you that this morning we announced that Lawson has signed a definitive agreement to be acquired by GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor, in a transaction valued at approximately $2 billion. Today’s announcement marks the culmination of the strategic alternatives process and review and negotiation of the proposal from Golden Gate and Infor that began prior to, and we later publicly confirmed in our press release on, March 11, 2011. A copy of the press release that was issued this morning and a “frequently asked questions” document is attached for your convenience.

Golden Gate is a private equity firm with $9 billion in capital under management. Golden Gate is very familiar with our industry as they are one of the most active software investors in the world, having acquired many top software companies, including Infor.

Together we’ve built a great business and your partnership has been and will continue to be an integral part of our success. As we move forward, our current partnership agreements will remain in place and customers will continue to receive the products and services they have come to rely on from Lawson.

We understand that an announcement of this nature might create some uncertainty, but please know that until the transaction closes, which we expect to happen in the third calendar quarter of 2011, both companies will continue to operate as separate entities, and it is business as usual at Lawson.

As previously communicated, please remember that our expectation (and contractual requirement) is that partners will act in accordance with Lawson’s obligations regarding comments on recent events in a manner consistent with securities laws and regulations. In the event that you are contacted by members of the media or financial community regarding this transaction — or any other Lawson-related matters — please refer those inquiries to Barbara Doyle in Lawson’s Investor Relations Department at (651) 767-4385 or Terry Blake in Lawson’s Corporate Communications Department at (651) 767-4766.

As always, please do not hesitate to contact me if you have any questions.

On behalf of your Lawson team, we appreciate your partnership and support and look forward to our continued relationship.

Sincerely,

Guy Leduc

cc:	Terry Blake, Lawson
Barbara Doyle, Lawson

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Forward-Looking Statements

This communication contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management. Such forward-looking statements, including statements regarding the merger, are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include but are not limited to: the risk that the merger may not be completed on a timely basis, if at all; the conditions to the consummation of the merger may not be satisfied; the risk that the merger may involve unexpected costs, liabilities or delays; the risk that expected benefits of the merger may not materialize as expected; the risk that, prior to the completion of the merger, Lawson’s business may experience significant disruptions, including loss of customers or employees, due to transaction-related uncertainty or other factors; the possibility that legal proceedings may be instituted against Lawson and/or others relating to the merger and the outcome of such proceedings; the possible occurrence of an event, change or other circumstance that could result in termination of the merger agreement; uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; changes in conditions in Lawson’s targeted industries; the outcome of pending litigation and other risk factors listed in Lawson’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this communication.

Additional Information and Where To Find It

In connection with the merger, Lawson intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Lawson will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF LAWSON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT LAWSON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAWSON AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by Lawson with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Lawson’s website, www.lawson.com, or by contacting Investor Relations by phone at 651-767-4890, by email at investor@lawson.com or by mail at 380 St. Peter Street, St. Paul, MN 55102.

Lawson and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lawson’s stockholders with respect to the merger. Information about Lawson’s directors and executive officers and their ownership of Lawson’s common stock is set forth in the proxy statement for Lawson’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 31, 2010. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

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Exhibit 6

Lawson Partner FAQ

1.              What was announced today?

Today we announced that Lawson has signed a definitive agreement to be acquired by GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor, in a transaction valued at approximately $2 billion. The company expects the transaction to close in the third calendar quarter of 2011.

This transaction marks the culmination of the strategic alternatives process and review and negotiation of the proposal from Golden Gate and Infor that began prior to, and we later publicly confirmed in our press release on, March 11, 2011.

2.              Who is Golden Gate Capital? Who is Infor? Who is GGC Software Holdings? How are they all related?

Golden Gate Capital is a San Francisco-based private equity investment firm with approximately $9 billion of capital under management. Golden Gate is dedicated to partnering with world-class management teams to invest in change-intensive, growth businesses. The principals of Golden Gate have a long and successful history of investing with management partners across a wide range of industries and transaction types, including leveraged buyouts, recapitalizations, corporate divestitures and spin-offs, build-ups and venture stage investing. To learn more about Golden Gate, please visit: www.goldengatecap.com.

Based in Alpharetta, Georgia, Infor is a leading provider of business software and services, helping 70,000 customers in 125 countries improve operations and drive growth. To learn more about Infor, please visit www.infor.com.

GGC Software Holdings, Inc. is an affiliate of both Golden Gate and Infor and is the company that will acquire Lawson.

3.              How will partners be affected by the acquisition of Lawson? Do current partnership agreements remain in place?

As we move forward, our current partnership agreements will remain in place and customers will continue to receive the products and services they have come to rely on from Lawson.

Our top priority remains sustaining excellent relationships with both our customers and partners. The planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products and we do not expect there to be any changes to customers’ current sales coverage or ordering practices.

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4.              What does this transaction mean for customers? How does it affect customer contracts (annual maintenance/others)? Will this change a customer’s support? What should I tell them?

The planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products and we do not expect there to be any changes to customers’ current sales coverage or ordering practices.

Golden Gate has a long track record of making acquisitions and successfully integrating operations, including numerous public-to-private transactions. We will be working closely with Golden Gate and Infor to ensure a smooth transition.

It is important to remember that until the transaction closes, both companies will continue to operate as separate entities, and it is business as usual for all of us at Lawson.

5.              What are Golden Gate and Infor’s plans for Lawson?

Golden Gate and Infor will be communicating their plans for Lawson in the future.

6.              What will happen to Lawson’s products?

The planned transaction will in no way alter our obligations to honor all contractual commitments, including maintenance and technical support for our products and we do not expect there to be any changes to customers’ current sales coverage or ordering practices.

7.              Where can I find additional information?

As always, if you have any questions please do not hesitate to reach out to your Lawson partner/alliance contact.

8.              What should I do if I am contacted by someone from the media or other external party?

In the event that you are contacted by members of the media or financial community regarding this transaction — or any other Lawson-related matters — please refer those inquiries to Barbara Doyle in Lawson’s Investor Relations Department at (651) 767-4385 or Terry Blake in Lawson’s Corporate Communications Department at (651) 767-4766.

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Forward-Looking Statements

This communication contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management. Such forward-looking statements, including statements regarding the merger, are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include but are not limited to: the risk that the merger may not be completed on a timely basis, if at all; the conditions to the consummation of the merger may not be satisfied; the risk that the merger may involve unexpected costs, liabilities or delays; the risk that expected benefits of the merger may not materialize as expected; the risk that, prior to the completion of the merger, Lawson’s business may experience significant disruptions, including loss of customers or employees, due to transaction-related uncertainty or other factors; the possibility that legal proceedings may be instituted against Lawson and/or others relating to the merger and the outcome of such proceedings; the possible occurrence of an event, change or other circumstance that could result in termination of the merger agreement; uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; changes in conditions in Lawson’s targeted industries; the outcome of pending litigation and other risk factors listed in Lawson’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this communication.

Additional Information and Where To Find It

In connection with the merger, Lawson intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Lawson will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF LAWSON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT LAWSON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAWSON AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by Lawson with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Lawson’s website, www.lawson.com, or by contacting Investor Relations by phone at 651-767-4890, by email at investor@lawson.com or by mail at 380 St. Peter Street, St. Paul, MN 55102.

Lawson and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Lawson’s stockholders with respect to the merger. Information about Lawson’s directors and executive officers and their ownership of Lawson’s common stock is set forth in the proxy statement for Lawson’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 31, 2010. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

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